Other (Expense) Income Net Other (Expense) Income Net (Notes)	12 Months Ended
Dec. 31, 2015
Other Income and Expenses [Abstract]
Other Income Expense [Text Block]

7.	OTHER INCOME (EXPENSE), NET

Other income (expense), net consists of the following:

	Years ended December 31,
	2015	2014	2013
	(millions)
Gain on disposal of operations	$25	$12	$2
Gain on remeasurement of interest in associates (i)	59	—	—
Impact of Venezuelan currency devaluation (ii)	(30)	(14)	—
Foreign exchange gain	1	8	20
Other income (expense), net	$55	$6	$22

(i)
Prior to the acquisition date, the Company accounted for its 30% interest in Gras Savoye as an equity-method investment. The acquisition-date fair value of the previously held equity interest was $158 million and is included in the measurement of the consideration transferred. The Company recognized a gain of $59 million as a result of remeasuring its prior equity interest in Gras Savoye held before the business combination.

(ii)
On December 31, 2015 the Company began using the SIMADI rate for the Venezuelan Bolivar (approximately Venezuelan bolivars 198.7 = US dollar 1) instead of the SICAD I auction rate (approximately Venezuelan bolivars 13.5 = US dollar 1) to translate on Venezuelan retail operations.